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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 25,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Shell Pay Deferral Investment Fund, the Shell Provident Fund and the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan).

Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Share Purchase Plan (U.S.).

NOW, THEREFORE, I, in my capacity as President and Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, in my capacity as President and Managing Director of the Company, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.


IN WITNESS WHEREOF, I have executed this instrument this 15th day of July, 2002





                                             /s/ J. van der Veer
                                             -----------------------------------
                                                       J. van der Veer


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                               POWER OF ATTORNEY



WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 25,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Shell Pay Deferral Investment Fund, the Shell Provident Fund and the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan).

Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Share Purchase Plan (U.S.).

NOW, THEREFORE, I, in my capacity as Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, in my capacity as Managing Director of the Company, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.


IN WITNESS WHEREOF, I have executed this instrument this 10th day of July, 2002





                                             /s/ W. van de Vijver
                                             -----------------------------------
                                                    W. van de Vijver
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                               POWER OF ATTORNEY

WHEREAS
Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 25,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Shell Pay Deferral Investment Fund, the Shell Provident Fund and the Shell Trading Savings Plan (formerly Coral Energy Services, LLC Savings Plan and Coral Energy Resources Services Company Savings Plan).

Royal Dutch Petroleum Company (the "Company") proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement on Form S-8 to register 4,000,000 Ordinary Shares of Euro0.56 each of the Company in relation to the Global Share Purchase Plan (U.S.).

NOW, THEREFORE, I, in my capacity as Managing Director of the Company, hereby appoint R. van der Vlist my true and lawful attorney, with power to act and to execute in my name, place and stead, in my capacity as Managing Director of the Company, said Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.


IN WITNESS WHEREOF, I have executed this instrument this 24th day of July, 2002





                                             /s/ M.A. Brinded
                                             --------------------------------
                                                       M.A. Brinded